UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 18, 2011

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall Minneapolis, Minnesota		55403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (612) 304-6073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 18, 2011, Target Corporation issued a News Release containing its financial results for the three months ended April 30, 2011.  The News Release is attached hereto as Exhibit 99.

Item 8.01.	Other Events

On May 18, 2011, Target Corporation issued a News Release containing its financial results for the three months ended April 30, 2011.  The News Release is attached hereto as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits.

		(99).	Target Corporation’s News Release dated May 18, 2011 containing its financial results for the three months ended April 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: May 18, 2011	/s/ Douglas A. Scovanner
Douglas A. Scovanner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

(99).	Target Corporation’s News Release dated May 18, 2011 containing its financial results for the three months ended April 30, 2011.	Filed Electronically